Exhibit 10.17

                                 Promissory Note

This note made this 31 day of January, 2001, by and between Aarica Holdings, Inc.
(hereafter referred to as Borrower), and Madison & Wall Worldwide, Inc. (hereafter referred to as Lender), is for the purpose of Lender providing an unsecured loan to Borrower, subject to the terms and conditions contained herein. The parties acknowledge that all subsidiaries and affiliates of Aarica Holdings, Inc. shall be included in the definition of Borrower. Borrower acknowledges that all necessary corporate approvals have been given, and that this is a valid and binding debt of Borrower.

1.       Loan Amount

The  principal  amount  of the  loan  shall  be  Eighty  Five  thousand  Dollars
($85,000).

2.       Loan Term

The principal amount of the loan, along with any applicable interest shall be due June 30, 2001 subject to any acceleration conditions described herein. Borrower may repay the entire balance due at any time without penalties applying.

3.   Interest Rate

This shall be a zero (0) interest loan during the note period, and interest shall only apply if the note is not repaid according to the repayment guidelines described herein.

4.       Collateral and Guarantee

This is an unsecured loan.

5.       Default

The following shall be conditions of default, any off which shall cause said note to immediately de due in full:

     A.   The Borrower violates any condition of this Note

     B. The Borrower files for bankruptcy protection or any affiliate and/or subsidiary or Borrower files for bankruptcy protection.

6.       Remedies of Lender

In the event of a default, Lender may, but is not obligated to demand immediate and full payment of any outstanding balance owed Lender by Borrower. Borrower expressly waives any notice requirements due from Lender, and Lender may proceed directly to litigation, at the discretion of Lender. Upon default, interest shall begin accruing at the rate of 18 percent (18%) per annum. In addition,, Lender may automatically convert any or all of the outstanding balance due under this note into shares of common stock of Aarica Holdings, Inc. at a price of $2.00 per share. In the event of such conversion, Lender shall have all registration rights and preemptive rights as provided in any other option agreements between Borrower and Continental Capital & Equity Corporation and/or Madison & Wall Worldwide, Inc. The parties acknowledge that this Note was entered into after the Stock Option Agreement dated January 18, 2001 between the parties and that the parties desire for Lender to not immediately exercise options at $2.00 per share but rather to loan funds from the sale of said 10,000 shares of common stock (which resulted in proceeds of $85,000 to Lender). The parties further acknowledge that the exercise of such options at $2.00 per share shall come from existing options granted to Lender rather than new options at $2.00 per share being issued. Borrower shall have the right at any time prior to maturity date to call this Note for redemption though the exercise of herein described options held by Lender.

7.       Court Costs and Jurisdiction

Seminole County, Florida shall be the site of any litigation pertaining to this agreement. Borrower hereby agrees to pay any court costs, reasonable attorney fees, and all other costs incurred by Lender in procuring repayment for this Note. This agreement will be interpreted according to the laws of the State of Florida.

8.       Binding Contract

In the event any clause or condition herein is found to be unlawful, such finding shall not impact the other conditions and terms herein. This contract shall be binding on the all heirs, representatives, successors and assigns.

10.      Assignment

Borrower may not assign this Note to any party without the prior written consent of Lender. Lender may freely assign this note at Lender's discretion.



________Carol Kolozs, President___________            _________Jim Schnorf______
        -----------------------                                -----------

         Borrower                                                         Lender
                                                                 By: Jim Schnorf
                                                    Its: Chief Financial Officer